UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2019

Apergy Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38441	82-3066826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd

Building 4, 12th Floor

The Woodlands, Texas 77381

(Address of Principal Executive Offices, including Zip Code)

(281) 403-5772

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

As previously disclosed, on October 23, 2019, Apergy Corporation (“the Company”) issued a news release announcing its financial results for the fiscal quarter ended September 30, 2019 (the “Q3 Earnings Release”). A copy of the Q3 Earning Release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

On November 15, 2019, the Company filed with the Securities and Exchange Commission a Form 12b-25 Notification of Late Filing (the “Form 12b-25”) with respect to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. In the Form 12b-25, the Company stated, among other things, that it currently expects to record in its unaudited condensed consolidated financial statements for the three- and nine- month periods ended September 30, 2019 (the “Q3 Financial Statements”) a pre-tax increase in cost of goods sold in the range of $3.5 to $5.0 million that was not reflected in the Q3 Earnings Release. In the Form 12b-25, the Company cautioned that this adjustment is preliminary and, until completion of additional accounting procedures and completion and review of the Q3 Financial Statements, this adjustment is subject to change and there can be no assurance that additional adjustments will not be required to the financial information contained in the Q3 Earnings Release or the Company’s previously-issued financial statements.

A copy of the Form 12b-25, which should be read in its entirety, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	News Release (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Apergy Corporation on October 23, 2019)

99.2	Notification of Late Filing on Form 12b-25 (incorporated by reference to the Form 12b-25 filed by Apergy Corporation on November 15, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apergy Corporation

Date: November 15, 2019	By:	/s/ JAY A. NUTT
Name: Jay A. Nutt
Title: Senior Vice President and Chief Financial Officer

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